UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2011
WCA Waste Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50808	20-0829917
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification number)

One Riverway, Suite 1400	77056
Houston, Texas	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (713) 292-2400
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 7.01
WCA Waste Corporation (the “Company”) issued a press release announcing the intent to offer senior notes in a private placement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The Company also issued a press release announcing the launch of its tender offer for all of its outstanding 9.25% Senior Notes due 2014. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
Attached as Exhibit 99.3 to this Current Report on Form 8-K is a description of the Company’s recent acquisitions and summary historical consolidated financial data. The information is furnished as Exhibit 99.3 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 shall be deemed to be “furnished” and not “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release — WCA Waste Corporation Announces $175 Million Senior Notes Offering, dated May 23, 2011.

99.2	Press Release — WCA Waste Corporation Announces Cash Tender Offer and Consent Solicitation for its 9.25% Senior Notes due 2014, dated May 23, 2011.

99.3	Recent Acquisitions and Summary Historical Consolidated Financial Data.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, regarding the Company’s business, financial condition, results of operations and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements. However, these are not the exclusive means of identifying forward-looking statements. Although forward-looking statements contained in this Report reflect the Company’s good faith judgment, such statements can only be based on facts and factors currently known to the Company. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are described in the sections entitled “Risk Factors” and “— Cautionary Statement about Forward-Looking Statements” included in our Annual Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011. You should read those sections carefully. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Report. We undertake no obligation to update publicly any forward-looking statements in order to reflect any event or circumstance occurring after the date of this Report or currently unknown facts or conditions or the occurrence of unanticipated events.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCA WASTE CORPORATION
Date: May 24, 2011	/s/ Charles A. Casalinova
Charles A. Casalinova
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release — WCA Waste Corporation Announces $175 Million Senior Notes Offering, dated May 23, 2011.

99.2	Press Release — WCA Waste Corporation Announces Cash Tender Offer and Consent Solicitation for its 9.25% Senior Notes due 2014, dated May 23, 2011.

99.3	Recent Acquisitions and Summary Historical Consolidated Financial Data.